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                                                             EXHIBIT 10.26

                               FTP SOFTWARE, INC.

                               AMENDMENT NO. 3 TO
                 1993 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


         This Amendment No. 3 to the FTP Software, Inc. 1993 Non-Employee Directors' Stock Option Plan (as amended by Amendments No. 1 and 2 thereto, the "Plan") is effective as of December 18, 1997. All capitalized terms used but not defined herein shall have the meanings specified in the Plan.

1.       AMENDMENTS TO THE PLAN.

         a. Section 4 of the Plan is hereby amended by deleting subsection 4.a thereof and replacing it with the following new subsection 4.a:

              a. Each Eligible Director shall receive the following automatic option grants:

                         i. Each Eligible Director shall, on the date he or she is first elected or appointed as a director of the Company, automatically be granted an Option to purchase 20,000 shares of Stock of the Company (subject to adjustment as provided in Sections 5 and 10) at an exercise price equal to the Fair Market Value of the Stock on the effective date of grant; PROVIDED, HOWEVER, that if an Eligible Director is elected to or appointed to less than a full three-year term of office, the number of shares subject to such Option shall be reduced to that number obtained by multiplying 20,000 by a fraction, the numerator of which is the number of days in the term of office for which such Eligible Director is elected or appointed and the denominator of which is 1,096;

                         ii. thereafter, each Eligible Director shall, on each of the first and second anniversaries of date he or she is first elected or appointed as a director of the Company, and provided that such person is then serving as a director of the Company, automatically be granted an Option to purchase 10,000 shares of Stock of the Company (subject to adjustment as provided in Sections 5 and 10) at an exercise price equal to the Fair Market Value of the Stock on the effective date of grant; PROVIDED, HOWEVER, that (A) if the term of office of such Eligible Director is more than one year but less than two years, the number of shares subject to the Option to be granted on such first anniversary shall be reduced to that number obtained by multiplying 10,000 by a fraction, the numerator of which is the number of days in the second year of the term of office of such Eligible Director and the denominator of which is 365 and (B) and if the term of office of such Eligible Director is more than two years but less than three


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years, the number of shares subject to the Option to be granted on such second anniversary shall be reduced to that number obtained by multiplying 10,000 by a fraction, the numerator of which is the number of days in the third year of the term of office of such Eligible Director and the denominator of which is 365; and

                         iii. thereafter, with respect to each Eligible Director who is elected to a new three-year term of office, such Eligible Director shall automatically be granted (A) on the date of such election, an Option to purchase 20,000 shares of Stock of the Company (subject to adjustment as provided in Sections 5 and 10) and (B) on each of the first and second anniversaries of such re-election, an Option to purchase 10,000 shares of Stock of the Company (in each case subject to adjustment as provided in Sections 5 and 10), provided that such person is then serving as a director of the Company, in each case at an exercise price equal to the Fair Market Value of the Stock on the effective date of grant.

         b. Section 7 of the Plan is hereby amended by deleting subsection 7.a thereof and replacing it with the following new subsection 7.a:

              a.         (i) All Options granted under Section 4.a.i and clause
(A) of Section 4.a.iii of the Plan shall become exercisable as to 6,667 shares after one year from the effective date of the grant, as to an additional 6,667 shares after two years from the effective date of grant, and as to the final 6,666 shares after three years from the effective date of grant so that the Options are 100% exercisable three years from the effective date of the grant; PROVIDED, HOWEVER, that if an Eligible Director is granted an Option for fewer than 20,000 shares as a result of the proviso to the first sentence of Section 4.a.i, such Option shall become exercisable as follows: at the scheduled end of the term of office of such Eligible Director, the lesser of 6,667 shares or the full amount of the Option; if the scheduled term of office exceeds one year, at one year prior to the scheduled end of such term of office, the lesser of 6,667 shares or the remainder of such Option; if the scheduled term of office exceeds two years, at two years prior to the scheduled end of such term of office, the remainder of such Option.

                         (ii) All Options granted under Section 4.a.ii and clause (B) of Section 4.a.iii of the Plan shall be exercisable in full immediately upon grant.

2.       STATUS OF PLAN.

         Except as specifically amended hereby, the Plan shall continue in full force and effect. From and after the date hereof, all references in the Plan and in any certificates and agreements covering options granted under the Plan shall be deemed to be references to the Plan as amended hereby.

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